Exhibit 99.1
NEWS RELEASE

TCF Financial Corporation • 200 Lake Street East • Wayzata MN 55391

FOR IMMEDIATE RELEASE

Contact:
Mark Goldman	(952) 475-7050	news@tcfbank.com	(Media)
Timothy Sedabres	(952) 745-2766	investor@tcfbank.com	(Investors)

TCF REPORTS QUARTERLY NET INCOME OF $70.5 MILLION, OR $0.42 PER SHARE
Adjusted diluted earnings per common share of $0.46,(1)
excluding 4 cents per share after-tax impact of merger-related expenses

First Quarter Observations

•	Diluted earnings per common share of 42 cents, up 7.7% from the first quarter of 2018; adjusted diluted earnings per common share of 46 cents(1), up 17.9% from the first quarter of 2018

•	Revenue of $357.9 million, up 0.7% from the first quarter of 2018

•	Net interest income growth of 3.2% from the first quarter of 2018

•	Non-interest expense up 2.9% from the first quarter of 2018; non-interest expense (excluding merger-related expenses of $9.5 million), down 1.0%(2) from the first quarter of 2018

•	Reported efficiency ratio of 70.70%, up 149 basis points from the first quarter of 2018; adjusted efficiency ratio of 68.06%(1), down 115 basis points from the first quarter of 2018

•	Average interest-earning asset growth of 3.6% from the first quarter of 2018

•	Period-end loans and leases of $19.4 billion, flat from March 31, 2018; period-end loans and leases excluding auto finance up 6.9%(3) from March 31, 2018

•	Net charge-off rate of 0.39%; net charge-off rate excluding auto finance net charge-offs of 0.20%(1)

•	Non-performing assets of $121.6 million, down 15.3% from March 31, 2018

•	Return on average common equity ("ROACE") of 11.40%; return on average tangible common equity ("ROATCE") of 12.42%(1); adjusted ROATCE of 13.72%(1)

Summary of Financial Results
	At or For the Quarter Ended					Change From
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,		Mar. 31,
(Dollars in thousands, except per share data)	2019	2018	2018	2018	2018	2018		2018
Net income attributable to TCF	$70,494	$85,652	$86,196	$58,749	$73,761	(17.7)%		(4.4)%
Net interest income	250,907	248,888	249,121	250,799	243,199	0.8		3.2
Basic earnings per common share	0.42	0.51	0.51	0.34	0.39	(17.6)		7.7
Diluted earnings per common share	0.42	0.51	0.51	0.34	0.39	(17.6)		7.7
Adjusted diluted earnings per common share(1)	0.46	0.51	0.51	0.49	0.39	(9.8)		17.9

Financial Ratios
Return on average assets(4)	1.22%	1.52%	1.55%	1.08%	1.33%	(30)	bps	(11)	bps
ROACE(4)	11.40	14.30	14.44	9.72	11.23	(290)		17
Adjusted ROACE(1)(4)	12.61	14.30	14.44	14.11	11.23	(169)		138
ROATCE(1)(4)	12.42	15.59	15.76	10.65	12.26	(317)		16
Adjusted ROATCE(1)(4)	13.72	15.59	15.76	15.39	12.26	(187)		146
Net interest margin(4)	4.56	4.60	4.66	4.67	4.59	(4)		(3)
Net charge-offs as a percentage of average loans and leases(4)	0.39	0.46	0.15	0.27	0.29	(7)		10
Non-performing assets as a percentage of total loans and leases and other real estate owned	0.63	0.65	0.59	0.54	0.74	(2)		(11)
Efficiency ratio	70.70	66.30	67.41	74.55	69.21	440		149
Adjusted efficiency ratio(1)	68.06	66.30	67.41	65.78	69.21	176		(115)

(1)	See "Reconciliation of GAAP to Non-GAAP Financial Measures" tables.

(2)
Calculated by subtracting merger-related expenses of $9.5 million from non-interest expense of $253.1 million for the first quarter of 2019, compared to non-interest expense of $246.0 million for the first quarter of 2018.

(3)	Calculated by subtracting auto finance loans of $1.7 billion and $2.8 billion at March 31, 2019 and 2018, respectively, from total loans and leases of $19.4 billion at March 31, 2019 and 2018.

(4)	Annualized

WAYZATA, Minn. (April 22, 2019) - TCF Financial Corporation ("TCF" or the "Company") (NYSE: TCF) today reported net income of $70.5 million for the first quarter of 2019, compared with $73.8 million for the first quarter of 2018 and $85.7 million for the fourth quarter of 2018. Diluted earnings per common share was 42 cents for the first quarter of 2019 (inclusive of a 4 cents per common share after-tax impact of merger-related expenses), compared with 39 cents for the first quarter of 2018 and 51 cents for the fourth quarter of 2018. Adjusted diluted earnings per common share was 46 cents for the first quarter of 2019, an increase of 17.9% from the first quarter of 2018 (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables).

"Our strong first quarter performance was highlighted by higher return on capital compared to a year ago and disciplined expense management," said Craig R. Dahl, chairman and chief executive officer. "Our results were supported by loan and lease growth excluding the run-off of our auto finance portfolio, and growth in core checking and savings deposit balances, while we controlled expense growth excluding merger-related expenses. We continue to see a positive business outlook for the year, with strong organic growth prospects across many of our businesses and we are well underway in integration planning work to prepare for our proposed merger of equals with Chemical Financial Corporation."

Net Interest Income and Net Interest Margin
Net interest income was $250.9 million for the first quarter of 2019, an increase of $7.7 million, or 3.2%, from the first quarter of 2018 and an increase of $2.0 million, or 0.8%, from the fourth quarter of 2018. Net interest margin was 4.56% for the first quarter of 2019, down 3 basis points from the first quarter of 2018 and down 4 basis points from the fourth quarter of 2018. The increase in net interest income from the first quarter of 2018 was primarily due to increased average yields and higher average balances in the variable- and adjustable-rate loan portfolios, higher average balances of fixed-rate consumer real estate loans and debt securities available for sale, partially offset by increased cost of funds and lower average balances of auto finance loans. The increase in net interest income from the fourth quarter of 2018 was primarily due to seasonally higher average balances of inventory finance loans and higher average balances of fixed-rate consumer real estate loans, partially offset by increased cost of funds and lower average balances of auto finance loans. The decreases in net interest margin from both periods were primarily due to higher average rates on deposits, partially offset by higher average yields on the variable- and adjustable-rate loan portfolios. The decreases were also driven by the reinvestment of the auto finance portfolio run-off into available for sale mortgage-backed debt securities and fixed-rate consumer real estate loans.

Non-interest Income
Non-interest income was $107.0 million for the first quarter of 2019, a decrease of $5.2 million, or 4.6%, from the first quarter of 2018 and a decrease of $21.1 million, or 16.5%, from the fourth quarter of 2018. The decrease from the first quarter of 2018 was primarily due to a decrease in servicing fee income driven by continued run-off in the auto finance serviced for others portfolio and a decrease in gains on sales of loans. The decrease from the fourth quarter of 2018 was primarily due to a decrease in leasing and equipment finance non-interest income driven by customer-driven activity and a decrease in fees and service charges.

Non-interest Expense
Non-interest expense was $253.1 million for the first quarter of 2019, an increase of $7.1 million, or 2.9%, from the first quarter of 2018 and an increase of $3.1 million, or 1.2%, from the fourth quarter of 2018. The increases in non-interest expense from both periods were primarily due to merger-related expenses of $9.5 million for the proposed merger with Chemical Financial Corporation. Non-interest expense excluding merger-related expenses was $243.6 million for the first quarter of 2019, a decrease of $2.4 million, or 1.0%, from the first quarter of 2018 and a decrease of $6.3 million, or 2.5%, from the fourth quarter of 2018 (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables). The decreases in non-interest expense excluding merger-related expenses from both periods were primarily due to decreases in compensation and employee benefits expense. The decrease in compensation and employee benefits expense from the fourth quarter of 2018 was primarily due to a large medical claim of $6.8 million recorded in the fourth quarter of 2018.

Credit Quality
Provision for credit losses The provision for credit losses was $10.1 million for the first quarter of 2019, a decrease of $1.2 million, or 11.0%, from the first quarter of 2018 and a decrease of $8.8 million, or 46.4%, from the fourth quarter of 2018. The decreases from both periods were primarily due to decreases in the provision for credit losses attributable to the commercial portfolio. The decrease from the first quarter of 2018 was partially offset by an increase in the provision for credit losses attributable to the inventory finance portfolio.

Net charge-off rate The annualized net charge-off rate was 0.39% for the first quarter of 2019, up 10 basis points from the first quarter of 2018 and down 7 basis points from the fourth quarter of 2018. The increase from the first quarter of 2018 was primarily due to increased net charge-offs in the commercial, inventory finance and leasing and equipment finance portfolios, partially offset by decreased net charge-offs in the consumer real estate portfolio. The decrease from the fourth quarter of 2018 was primarily due to decreased net charge-offs in the inventory finance and commercial portfolios. The annualized net charge-off rate excluding auto finance net charge-offs was 0.20% for the first quarter of 2019, up 11 basis points from the first quarter of 2018 and down 8 basis points from the fourth quarter of 2018 (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables).

Over 60-day delinquency rate The over 60-day delinquency rate, excluding non-accrual loans and leases, was 0.12% at March 31, 2019, up 2 basis points from the March 31, 2018 rate and down 3 basis points from the December 31, 2018 rate. The increase from March 31, 2018 was primarily due to higher delinquencies in the leasing and equipment finance portfolio. The decrease from December 31, 2018 was primarily due to lower delinquencies in the auto finance portfolio.

Non-performing assets Non-performing assets, consisting of non-accrual loans and leases and other real estate owned, were $121.6 million at March 31, 2019, a decrease of $22.0 million, or 15.3%, from March 31, 2018 and a decrease of $1.7 million, or 1.4%, from December 31, 2018. The decrease from March 31, 2018 was primarily due to a decrease in consumer real estate non-accrual loans. The decrease from December 31, 2018 was primarily due to decreases in commercial and inventory finance non-accrual loans, partially offset by increases in consumer real estate and leasing and equipment finance non-accrual loans and leases.

Balance Sheet
Average debt securities held to maturity and debt securities available for sale The total average debt securities portfolio was $2.8 billion for the first quarter of 2019, an increase of $823.1 million, or 41.9%, from the first quarter of 2018 and an increase of $67.3 million, or 2.5%, from the fourth quarter of 2018. The increases from both periods were primarily due to purchases of available for sale mortgage-backed debt securities, partially offset by sales of available for sale obligations of states and political subdivisions debt securities.

Average loans and leases Average loans and leases were $19.2 billion for the first quarter of 2019, a decrease of $67.2 million, or 0.3%, from the first quarter of 2018 and an increase of $631.6 million, or 3.4%, from the fourth quarter of 2018. The decrease from the first quarter of 2018 was primarily due to run-off of the auto finance portfolio, partially offset by increases in the consumer real estate, inventory finance and commercial loan portfolios. The increase from the fourth quarter of 2018 was primarily due to increases in the inventory finance and consumer real estate loan portfolios, partially offset by run-off of the auto finance portfolio. Average loans and leases excluding auto finance were $17.3 billion for the first quarter of 2019, an increase of $1.1 billion, or 6.8%, from the first quarter of 2018 and an increase of $912.5 million, or 5.6%, from the fourth quarter of 2018 (see "Reconciliation of GAAP to Non-GAAP Financial Measures" tables).

Average deposits Average deposits were $18.7 billion for the first quarter of 2019, an increase of $445.1 million, or 2.4%, from the first quarter of 2018 and an increase of $277.4 million, or 1.5%, from the fourth quarter of 2018. The increases from both periods were primarily due to increases in savings account balances, partially offset by decreases in certificates of deposit balances.

Capital TCF continues to maintain strong capital ratios, with a common equity Tier 1 capital ratio of 10.79%. TCF did not repurchase any shares of its common stock during the quarter and had the authority to repurchase $78.1 million in aggregate value of shares at March 31, 2019, pursuant to its share repurchase program.

TCF is a Wayzata, Minnesota-based national bank holding company. As of March 31, 2019, TCF had $24.4 billion in total assets and 312 bank branches in Illinois, Minnesota, Michigan, Colorado, Wisconsin, Arizona and South Dakota providing retail and commercial banking services. TCF, through its subsidiaries, also conducts commercial leasing and equipment finance business in all 50 states and commercial inventory finance business in all 50 states and Canada. For more information about TCF, please visit http://ir.tcfbank.com.

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act
Any statements contained in this earnings release regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters are forward-looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made and we disclaim any obligation to subsequently revise any forward-looking statement, including to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events.

Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A. of the Company's Annual Report on Form 10-K for the year ended December 31, 2018 under the heading "Risk Factors" and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive.

Use of Non-GAAP Financial Measures
Management uses the adjusted diluted earnings per common share, adjusted ROACE, ROATCE, adjusted ROATCE, adjusted efficiency ratio, net charge-off rate excluding auto finance, tangible book value per common share and tangible common equity to tangible assets internally to measure performance and believes that these financial measures not recognized under generally accepted accounting principles in the United States ("GAAP") (i.e. non-GAAP) provide meaningful information to investors that will permit them to assess the Company's capital and ability to withstand unexpected market or economic conditions and to assess the performance of the Company in relation to other banking institutions on the same basis as that applied by management, analysts and banking regulators. TCF adjusts certain results to exclude merger-related expenses as management believes it is useful to investors in understanding TCF's business and operating results. In addition, TCF adjusts certain results to exclude auto finance because TCF no longer originates auto finance loans, and therefore management believes it is useful to investors in understanding TCF's business and operating results.
These non-GAAP financial measures are not defined by GAAP and other entities may calculate them differently than TCF does. Non-GAAP financial measures have inherent limitations and are not required to be uniformly applied. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected items does not represent the amount that effectively accrues directly to stockholders.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Financial Condition (Unaudited)

						Change From
(Dollars in thousands)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31, 2018		Mar. 31, 2018
	2019	2018	2018	2018	2018	$	%	$	%
ASSETS:
Cash and due from banks	$463,822	$587,057	$569,968	$581,876	$588,893	$(123,235)	(21.0)%	$(125,071)	(21.2)%
Investments	103,644	91,654	80,672	95,661	91,661	11,990	13.1	11,983	13.1
Debt securities held to maturity	148,024	148,852	152,881	155,962	158,099	(828)	(0.6)	(10,075)	(6.4)
Debt securities available for sale	2,945,342	2,470,065	2,379,546	2,249,784	1,954,246	475,277	19.2	991,096	50.7
Loans and leases held for sale	64,468	90,664	114,198	291,871	50,706	(26,196)	(28.9)	13,762	27.1
Loans and leases:
Consumer real estate:
First mortgage lien	2,480,750	2,444,380	1,960,756	1,800,885	1,878,441	36,370	1.5	602,309	32.1
Junior lien	2,872,807	2,965,960	2,940,701	2,830,029	2,843,221	(93,153)	(3.1)	29,586	1.0
Total consumer real estate	5,353,557	5,410,340	4,901,457	4,630,914	4,721,662	(56,783)	(1.0)	631,895	13.4
Commercial	3,884,106	3,851,303	3,741,164	3,706,401	3,678,181	32,803	0.9	205,925	5.6
Leasing and equipment finance	4,674,309	4,699,740	4,601,887	4,648,049	4,666,239	(25,431)	(0.5)	8,070	0.2
Inventory finance	3,749,146	3,107,356	2,880,404	3,005,165	3,457,855	641,790	20.7	291,291	8.4
Auto finance	1,704,614	1,982,277	2,275,134	2,603,260	2,839,363	(277,663)	(14.0)	(1,134,749)	(40.0)
Other	17,943	21,295	21,107	20,957	19,854	(3,352)	(15.7)	(1,911)	(9.6)
Total loans and leases	19,383,675	19,072,311	18,421,153	18,614,746	19,383,154	311,364	1.6	521	—
Allowance for loan and lease losses	(147,972)	(157,446)	(160,621)	(165,619)	(167,703)	9,474	6.0	19,731	11.8
Net loans and leases	19,235,703	18,914,865	18,260,532	18,449,127	19,215,451	320,838	1.7	20,252	0.1
Premises and equipment, net	429,711	427,534	429,648	430,956	427,497	2,177	0.5	2,214	0.5
Goodwill, net	154,757	154,757	154,757	154,757	154,757	—	—	—	—
Other assets	873,244	814,164	762,583	774,468	743,742	59,080	7.3	129,502	17.4
Total assets	$24,418,715	$23,699,612	$22,904,785	$23,184,462	$23,385,052	$719,103	3.0	$1,033,663	4.4
LIABILITIES AND EQUITY:
Deposits:
Checking	$6,621,261	$6,381,327	$6,382,667	$6,408,174	$6,541,409	$239,934	3.8%	$79,852	1.2%
Savings	6,442,544	6,122,257	5,737,144	5,570,979	5,551,155	320,287	5.2	891,389	16.1
Money market	1,468,308	1,609,422	1,504,952	1,562,008	1,609,472	(141,114)	(8.8)	(141,164)	(8.8)
Certificates of deposit	4,491,998	4,790,680	4,871,748	4,822,112	4,995,636	(298,682)	(6.2)	(503,638)	(10.1)
Total deposits	19,024,111	18,903,686	18,496,511	18,363,273	18,697,672	120,425	0.6	326,439	1.7
Borrowings:
Short-term borrowings	355,992	—	2,324	761	775	355,992	N.M.	355,217	N.M.
Long-term borrowings	1,411,426	1,449,472	1,168,400	1,554,569	1,457,976	(38,046)	(2.6)	(46,550)	(3.2)
Total borrowings	1,767,418	1,449,472	1,170,724	1,555,330	1,458,751	317,946	21.9	308,667	21.2
Accrued expenses and other liabilities	981,341	790,194	709,538	761,281	677,679	191,147	24.2	303,662	44.8
Total liabilities	21,772,870	21,143,352	20,376,773	20,679,884	20,834,102	629,518	3.0	938,768	4.5
Equity:
Preferred stock	169,302	169,302	169,302	169,302	169,302	—	—	—	—
Common stock	1,733	1,736	1,736	1,735	1,725	(3)	(0.2)	8	0.5
Additional paid-in capital	875,797	885,089	882,321	877,364	878,096	(9,292)	(1.0)	(2,299)	(0.3)
Retained earnings, subject to certain restrictions	1,810,701	1,766,994	1,708,410	1,649,449	1,618,041	43,707	2.5	192,660	11.9
Accumulated other comprehensive income (loss)	5,481	(33,138)	(65,259)	(52,811)	(46,851)	38,619	N.M.	52,332	N.M.
Treasury stock at cost and other	(246,621)	(252,182)	(189,652)	(164,107)	(97,800)	5,561	2.2	(148,821)	(152.2)
Total TCF Financial Corporation stockholders' equity	2,616,393	2,537,801	2,506,858	2,480,932	2,522,513	78,592	3.1	93,880	3.7
Non-controlling interest in subsidiaries	29,452	18,459	21,154	23,646	28,437	10,993	59.6	1,015	3.6
Total equity	2,645,845	2,556,260	2,528,012	2,504,578	2,550,950	89,585	3.5	94,895	3.7
Total liabilities and equity	$24,418,715	$23,699,612	$22,904,785	$23,184,462	$23,385,052	$719,103	3.0	$1,033,663	4.4
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Quarter Ended					Change From
(Dollars in thousands)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31, 2018		Mar. 31, 2018
	2019	2018	2018	2018	2018	$	%	$	%
Interest income:
Loans and leases	$279,594	$270,804	$264,678	$269,280	$260,375	$8,790	3.2%	$19,219	7.4%
Debt securities available for sale	18,815	17,097	14,838	12,516	10,123	1,718	10.0	8,692	85.9
Debt securities held to maturity	535	965	988	998	1,019	(430)	(44.6)	(484)	(47.5)
Loans held for sale and other	4,301	4,631	6,678	3,529	3,745	(330)	(7.1)	556	14.8
Total interest income	303,245	293,497	287,182	286,323	275,262	9,748	3.3	27,983	10.2
Interest expense:
Deposits	37,480	33,315	27,335	23,953	22,510	4,165	12.5	14,970	66.5
Borrowings	14,858	11,294	10,726	11,571	9,553	3,564	31.6	5,305	55.5
Total interest expense	52,338	44,609	38,061	35,524	32,063	7,729	17.3	20,275	63.2
Net interest income	250,907	248,888	249,121	250,799	243,199	2,019	0.8	7,708	3.2
Provision for credit losses	10,122	18,894	2,270	14,236	11,368	(8,772)	(46.4)	(1,246)	(11.0)
Net interest income after provision for credit losses	240,785	229,994	246,851	236,563	231,831	10,791	4.7	8,954	3.9
Non-interest income:
Leasing and equipment finance	41,139	55,311	45,045	42,904	41,847	(14,172)	(25.6)	(708)	(1.7)
Fees and service charges	31,324	36,206	32,574	32,670	30,751	(4,882)	(13.5)	573	1.9
Card revenue	14,243	15,078	15,065	14,962	13,759	(835)	(5.5)	484	3.5
ATM revenue	4,440	5,054	5,053	4,933	4,650	(614)	(12.1)	(210)	(4.5)
Gains on sales of loans, net	7,972	8,419	8,764	7,192	9,123	(447)	(5.3)	(1,151)	(12.6)
Servicing fee income	5,110	5,523	6,032	7,484	8,295	(413)	(7.5)	(3,185)	(38.4)
Gains (losses) on debt securities, net	451	167	94	24	63	284	170.1	388	N.M.
Other	2,347	2,375	3,818	3,934	3,716	(28)	(1.2)	(1,369)	(36.8)
Total non-interest income	107,026	128,133	116,445	114,103	112,204	(21,107)	(16.5)	(5,178)	(4.6)
Non-interest expense:
Compensation and employee benefits	121,557	129,521	123,127	120,575	123,840	(7,964)	(6.1)	(2,283)	(1.8)
Occupancy and equipment	41,737	42,250	42,337	40,711	40,514	(513)	(1.2)	1,223	3.0
Lease financing equipment depreciation	19,256	19,085	19,525	17,945	17,274	171	0.9	1,982	11.5
Foreclosed real estate and repossessed assets, net	4,630	4,396	3,881	3,857	4,916	234	5.3	(286)	(5.8)
Merger-related expenses	9,458	—	—	—	—	9,458	N.M.	9,458	N.M.
Other	56,437	54,706	57,553	88,951	59,436	1,731	3.2	(2,999)	(5.0)
Total non-interest expense	253,075	249,958	246,423	272,039	245,980	3,117	1.2	7,095	2.9
Income before income tax expense	94,736	108,169	116,873	78,627	98,055	(13,433)	(12.4)	(3,319)	(3.4)
Income tax expense	21,287	20,013	28,034	16,418	21,631	1,274	6.4	(344)	(1.6)
Income after income tax expense	73,449	88,156	88,839	62,209	76,424	(14,707)	(16.7)	(2,975)	(3.9)
Income attributable to non-controlling interest	2,955	2,504	2,643	3,460	2,663	451	18.0	292	11.0
Net income attributable to TCF Financial Corporation	70,494	85,652	86,196	58,749	73,761	(15,158)	(17.7)	(3,267)	(4.4)
Preferred stock dividends	2,493	2,494	2,494	2,494	4,106	(1)	—	(1,613)	(39.3)
Impact of preferred stock redemption	—	—	—	—	3,481	—	—	(3,481)	(100.0)
Net income available to common stockholders	$68,001	$83,158	$83,702	$56,255	$66,174	$(15,157)	(18.2)	$1,827	2.8
N.M. Not Meaningful

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields and Rates (Unaudited)

	Quarter Ended March 31,
	2019			2018
	Average		Yields and	Average		Yields and
(Dollars in thousands)	Balance	Interest(1)	Rates(1)(2)	Balance	Interest(1)	Rates(1)(2)
ASSETS:
Investments and other	$366,691	$3,481	3.82%	$332,319	$2,776	3.38%
Debt securities held to maturity	147,556	535	1.45	159,139	1,019	2.56
Debt securities available for sale:
Taxable	2,121,196	16,131	3.04	981,843	5,813	2.37
Tax-exempt(3)	516,995	3,397	2.63	821,642	5,456	2.66
Loans and leases held for sale	55,204	820	6.01	63,095	969	6.22
Loans and leases:(4)
Consumer real estate:
Fixed-rate	2,352,758	29,887	5.12	1,786,636	24,613	5.58
Variable- and adjustable-rate	3,041,252	51,687	6.89	3,012,036	45,881	6.18
Total consumer real estate	5,394,010	81,574	6.12	4,798,672	70,494	5.96
Commercial:
Fixed-rate	817,250	9,064	4.50	931,275	10,597	4.61
Variable- and adjustable-rate	3,012,206	43,532	5.86	2,669,745	33,160	5.04
Total commercial	3,829,456	52,596	5.57	3,601,020	43,757	4.93
Leasing and equipment finance	4,655,705	59,221	5.09	4,690,868	56,407	4.81
Inventory finance	3,454,283	62,865	7.38	3,128,290	51,195	6.64
Auto finance	1,841,130	24,215	5.33	3,020,187	39,285	5.28
Other	11,682	133	4.61	14,446	147	4.16
Total loans and leases	19,186,266	280,604	5.91	19,253,483	261,285	5.49
Total interest-earning assets	22,393,908	304,968	5.50	21,611,521	277,318	5.19
Other assets	1,713,033			1,453,742
Total assets	$24,106,941			$23,065,263
LIABILITIES AND EQUITY:
Non-interest bearing deposits	$3,919,746			$3,745,745
Interest-bearing deposits:
Checking	2,457,767	387	0.06	2,461,548	113	0.02
Savings	6,253,992	10,670	0.69	5,395,669	3,165	0.24
Money market	1,490,631	4,453	1.21	1,698,064	2,409	0.58
Certificates of deposit	4,622,120	21,970	1.93	4,998,133	16,823	1.36
Total interest-bearing deposits	14,824,510	37,480	1.02	14,553,414	22,510	0.63
Total deposits	18,744,256	37,480	0.81	18,299,159	22,510	0.50
Borrowings:
Short-term borrowings	293,499	1,957	2.67	3,952	19	1.99
Long-term borrowings	1,500,832	12,901	3.44	1,423,075	9,534	2.70
Total borrowings	1,794,331	14,858	3.31	1,427,027	9,553	2.70
Total interest-bearing liabilities	16,618,841	52,338	1.27	15,980,441	32,063	0.81
Total deposits and borrowings	20,538,587	52,338	1.03	19,726,186	32,063	0.66
Accrued expenses and other liabilities	989,104			758,157
Total liabilities	21,527,691			20,484,343
Total TCF Financial Corporation stockholders' equity	2,554,729			2,557,729
Non-controlling interest in subsidiaries	24,521			23,191
Total equity	2,579,250			2,580,920
Total liabilities and equity	$24,106,941			$23,065,263
Net interest income and margin		$252,630	4.56		$245,255	4.59

(1)	Interest and yields are presented on a fully tax-equivalent basis.

(2)	Annualized

(3)	The yield on tax-exempt debt securities available for sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21%.

(4)	Average balances of loans and leases include non-accrual loans and leases and are presented net of unearned income.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Quarterly Average Balance Sheets (Unaudited)

	Quarter Ended					Change From
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31, 2018		Mar. 31, 2018
(Dollars in thousands)	2019	2018	2018	2018	2018	$	%	$	%
ASSETS:
Investments and other	$366,691	$330,359	$306,257	$309,120	$332,319	$36,332	11.0%	$34,372	10.3%
Debt securities held to maturity	147,556	150,016	153,652	155,779	159,139	(2,460)	(1.6)	(11,583)	(7.3)
Debt securities available for sale:
Taxable	2,121,196	1,779,654	1,525,665	1,262,642	981,843	341,542	19.2	1,139,353	116.0
Tax-exempt	516,995	788,806	823,854	828,131	821,642	(271,811)	(34.5)	(304,647)	(37.1)
Loans and leases held for sale	55,204	86,169	216,669	45,525	63,095	(30,965)	(35.9)	(7,891)	(12.5)
Loans and leases:(1)
Consumer real estate:
Fixed-rate	2,352,758	1,962,804	1,694,661	1,715,289	1,786,636	389,954	19.9	566,122	31.7
Variable- and adjustable-rate	3,041,252	3,067,216	3,002,225	3,026,310	3,012,036	(25,964)	(0.8)	29,216	1.0
Total consumer real estate	5,394,010	5,030,020	4,696,886	4,741,599	4,798,672	363,990	7.2	595,338	12.4
Commercial:
Fixed-rate	817,250	815,626	856,324	900,462	931,275	1,624	0.2	(114,025)	(12.2)
Variable- and adjustable-rate	3,012,206	2,932,739	2,921,471	2,802,059	2,669,745	79,467	2.7	342,461	12.8
Total commercial	3,829,456	3,748,365	3,777,795	3,702,521	3,601,020	81,091	2.2	228,436	6.3
Leasing and equipment finance	4,655,705	4,616,715	4,624,968	4,639,703	4,690,868	38,990	0.8	(35,163)	(0.7)
Inventory finance	3,454,283	3,024,961	2,866,460	3,299,996	3,128,290	429,322	14.2	325,993	10.4
Auto finance	1,841,130	2,121,969	2,435,868	2,695,943	3,020,187	(280,839)	(13.2)	(1,179,057)	(39.0)
Other	11,682	12,599	13,547	13,845	14,446	(917)	(7.3)	(2,764)	(19.1)
Total loans and leases	19,186,266	18,554,629	18,415,524	19,093,607	19,253,483	631,637	3.4	(67,217)	(0.3)
Total interest-earning assets	22,393,908	21,689,633	21,441,621	21,694,804	21,611,521	704,275	3.2	782,387	3.6
Other assets	1,713,033	1,464,620	1,462,783	1,430,621	1,453,742	248,413	17.0	259,291	17.8
Total assets	$24,106,941	$23,154,253	$22,904,404	$23,125,425	$23,065,263	$952,688	4.1	$1,041,678	4.5
LIABILITIES AND EQUITY:
Non-interest bearing deposits	$3,919,746	$3,873,023	$3,874,421	$3,879,048	$3,745,745	$46,723	1.2%	$174,001	4.6%
Interest-bearing deposits:
Checking	2,457,767	2,403,370	2,427,288	2,460,709	2,461,548	54,397	2.3	(3,781)	(0.2)
Savings	6,253,992	5,922,724	5,620,161	5,542,565	5,395,669	331,268	5.6	858,323	15.9
Money market	1,490,631	1,449,531	1,496,223	1,572,560	1,698,064	41,100	2.8	(207,433)	(12.2)
Certificates of deposit	4,622,120	4,818,211	4,868,286	4,909,422	4,998,133	(196,091)	(4.1)	(376,013)	(7.5)
Total interest-bearing deposits	14,824,510	14,593,836	14,411,958	14,485,256	14,553,414	230,674	1.6	271,096	1.9
Total deposits	18,744,256	18,466,859	18,286,379	18,364,304	18,299,159	277,397	1.5	445,097	2.4
Borrowings:
Short-term borrowings	293,499	2,738	3,357	3,116	3,952	290,761	N.M.	289,547	N.M.
Long-term borrowings	1,500,832	1,344,228	1,351,585	1,531,389	1,423,075	156,604	11.7	77,757	5.5
Total borrowings	1,794,331	1,346,966	1,354,942	1,534,505	1,427,027	447,365	33.2	367,304	25.7
Total interest-bearing liabilities	16,618,841	15,940,802	15,766,900	16,019,761	15,980,441	678,039	4.3	638,400	4.0
Total deposits and borrowings	20,538,587	19,813,825	19,641,321	19,898,809	19,726,186	724,762	3.7	812,401	4.1
Accrued expenses and other liabilities	989,104	822,558	751,100	714,488	758,157	166,546	20.2	230,947	30.5
Total liabilities	21,527,691	20,636,383	20,392,421	20,613,297	20,484,343	891,308	4.3	1,043,348	5.1
Total TCF Financial Corporation stockholders' equity	2,554,729	2,495,952	2,488,435	2,483,474	2,557,729	58,777	2.4	(3,000)	(0.1)
Non-controlling interest in subsidiaries	24,521	21,918	23,548	28,654	23,191	2,603	11.9	1,330	5.7
Total equity	2,579,250	2,517,870	2,511,983	2,512,128	2,580,920	61,380	2.4	(1,670)	(0.1)
Total liabilities and equity	$24,106,941	$23,154,253	$22,904,404	$23,125,425	$23,065,263	$952,688	4.1	$1,041,678	4.5
N.M. Not Meaningful

(1)	Average balances of loans and leases include non-accrual loans and leases and are presented net of unearned income.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Quarterly Yields and Rates(1)(2) (Unaudited)

	Quarter Ended					Change From
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Mar. 31,
	2019	2018	2018	2018	2018	2018	2018
ASSETS:
Investments and other	3.82%	3.90%	4.01%	3.71%	3.38%	(8) bps	44	bps
Debt securities held to maturity	1.45	2.58	2.57	2.56	2.56	(113)	(111)
Debt securities available for sale:
Taxable	3.04	2.91	2.76	2.59	2.37	13	67
Tax-exempt(3)	2.63	2.66	2.66	2.66	2.66	(3)	(3)
Loans and leases held for sale	6.01	6.40	6.57	5.93	6.22	(39)	(21)
Loans and leases:
Consumer real estate:
Fixed-rate	5.12	5.33	5.46	5.52	5.58	(21)	(46)
Variable- and adjustable-rate	6.89	6.77	6.57	6.41	6.18	12	71
Total consumer real estate	6.12	6.21	6.17	6.09	5.96	(9)	16
Commercial:
Fixed-rate	4.50	4.51	4.55	4.49	4.61	(1)	(11)
Variable- and adjustable-rate	5.86	5.65	5.45	5.45	5.04	21	82
Total commercial	5.57	5.40	5.25	5.21	4.93	17	64
Leasing and equipment finance	5.09	5.11	5.00	4.93	4.81	(2)	28
Inventory finance	7.38	7.11	7.16	6.94	6.64	27	74
Auto finance	5.33	5.39	5.36	5.30	5.28	(6)	5
Other	4.61	4.55	4.25	4.10	4.16	6	45
Total loans and leases	5.91	5.82	5.73	5.67	5.49	9	42

Total interest-earning assets	5.50	5.42	5.36	5.33	5.19	8	31

LIABILITIES:
Interest-bearing deposits:
Checking	0.06	0.04	0.04	0.02	0.02	2	4
Savings	0.69	0.54	0.35	0.27	0.24	15	45
Money market	1.21	0.99	0.78	0.67	0.58	22	63
Certificates of deposit	1.93	1.76	1.56	1.43	1.36	17	57
Total interest-bearing deposits	1.02	0.91	0.75	0.66	0.63	11	39
Total deposits	0.81	0.72	0.59	0.52	0.50	9	31
Borrowings:
Short-term borrowings	2.67	2.76	2.46	2.33	1.99	(9)	68
Long-term borrowings	3.44	3.34	3.15	3.02	2.70	10	74
Total borrowings	3.31	3.34	3.15	3.02	2.70	(3)	61

Total interest-bearing liabilities	1.27	1.11	0.96	0.89	0.81	16	46

Net interest margin	4.56	4.60	4.66	4.67	4.59	(4)	(3)

(1)	Annualized

(2)	Yields are presented on a fully tax-equivalent basis.

(3)	The yield on tax-exempt debt securities available for sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21%.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Summary of Credit Quality Data (Unaudited)

Allowance for Loan and Lease Losses

	At Mar. 31,		At Dec. 31,		At Sep. 30,		At Jun. 30,		At Mar. 31,
	2019		2018		2018		2018		2018
		% of		% of		% of		% of		% of
(Dollars in thousands)	Balance	Portfolio	Balance	Portfolio	Balance	Portfolio	Balance	Portfolio	Balance	Portfolio
Consumer real estate	$43,820	0.82%	$44,866	0.83%	$45,258	0.92%	$43,954	0.95%	$47,685	1.01%
Commercial	34,711	0.89	41,182	1.07	40,470	1.08	40,291	1.09	37,198	1.01
Leasing and equipment finance	24,832	0.53	23,791	0.51	22,926	0.50	22,247	0.48	23,182	0.50
Inventory finance	14,132	0.38	12,456	0.40	11,361	0.39	11,840	0.39	13,253	0.38
Auto finance	29,854	1.75	34,329	1.73	39,852	1.75	46,608	1.79	45,822	1.61
Other	623	3.47	822	3.86	754	3.57	679	3.24	563	2.84
Total	$147,972	0.76	$157,446	0.83	$160,621	0.87	$165,619	0.89	$167,703	0.87

Changes in Allowance for Loan and Lease Losses

	Quarter Ended					Change From
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Mar. 31,
(In thousands)	2019	2018	2018	2018	2018	2018	2018
Balance, beginning of period	$157,446	$160,621	$165,619	$167,703	$171,041	$(3,175)	$(13,595)
Charge-offs	(24,431)	(27,227)	(19,448)	(18,188)	(19,865)	2,796	(4,566)
Recoveries	5,777	5,913	12,658	5,418	5,714	(136)	63
Net (charge-offs) recoveries	(18,654)	(21,314)	(6,790)	(12,770)	(14,151)	2,660	(4,503)
Provision for credit losses	10,122	18,894	2,270	14,236	11,368	(8,772)	(1,246)
Other	(942)	(755)	(478)	(3,550)	(555)	(187)	(387)
Balance, end of period	$147,972	$157,446	$160,621	$165,619	$167,703	$(9,474)	$(19,731)

Net Charge-offs

	Quarter Ended
	Mar. 31,		Dec. 31,		Sep. 30,		Jun. 30,		Mar. 31,
	2019		2018		2018		2018		2018
(Dollars in thousands)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)	Balance	Rate(1)
Consumer real estate:
First mortgage lien	$628	0.10%	$123	0.02%	$(3,721)	(0.82)%	$714	0.16%	$790	0.16%
Junior lien	(180)	(0.02)	(210)	(0.03)	(2,709)	(0.37)	64	0.01	327	0.05
Total consumer real estate	448	0.03	(87)	(0.01)	(6,430)	(0.55)	778	0.07	1,117	0.09
Commercial	2,088	0.22	3,406	0.36	(8)	—	(27)	—	(14)	—
Leasing and equipment finance	2,470	0.21	2,067	0.18	1,930	0.17	2,106	0.18	1,340	0.11
Inventory finance	2,087	0.24	4,629	0.61	637	0.09	517	0.06	409	0.05
Auto finance	10,182	2.21	9,887	1.86	9,485	1.56	8,516	1.26	10,656	1.41
Other	1,379	N.M.	1,412	N.M.	1,176	N.M.	880	N.M.	643	N.M.
Total	$18,654	0.39	$21,314	0.46	$6,790	0.15	$12,770	0.27	$14,151	0.29
N.M. Not Meaningful
(1) Annualized net charge-off rate based on average loans and leases

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Summary of Credit Quality Data (Unaudited), Continued

Over 60-Day Delinquencies as a Percentage of Portfolio(1)
						Change From
	At Mar. 31,	At Dec. 31,	At Sep. 30,	At Jun. 30,	At Mar. 31,	Dec. 31,		Mar. 31,
	2019	2018	2018	2018	2018	2018		2018
Consumer real estate:
First mortgage lien	0.20%	0.19%	0.18%	0.20%	0.23%	1	bps	(3) bps
Junior lien	0.08	0.04	0.04	0.07	0.06	4		2
Total consumer real estate	0.14	0.11	0.10	0.12	0.13	3		1
Commercial	—	—	—	—	—	—		—
Leasing and equipment finance	0.20	0.23	0.15	0.11	0.11	(3)		9
Inventory finance	—	0.01	—	—	—	(1)		—
Auto finance	0.38	0.59	0.41	0.33	0.24	(21)		14
Other	0.11	0.14	0.30	0.16	0.24	(3)		(13)
Subtotal	0.12	0.15	0.11	0.11	0.09	(3)		3
Portfolios acquired with deteriorated credit quality	6.75	4.65	16.70	13.48	12.95	210		(620)
Total delinquencies	0.12	0.15	0.12	0.11	0.10	(3)		2

(1)	Excludes non-accrual loans and leases

Non-performing Assets
						Change From
	At Mar. 31,	At Dec. 31,	At Sep. 30,	At Jun. 30,	At Mar. 31,	Dec. 31,	Mar. 31,
(Dollars in thousands)	2019	2018	2018	2018	2018	2018	2018
Non-accrual loans and leases:
Consumer real estate	$65,518	$58,765	$55,092	$49,155	$84,237	$6,753	$(18,719)
Commercial	7,529	15,025	9,888	9,978	11,401	(7,496)	(3,872)
Leasing and equipment finance	20,235	15,264	16,061	16,300	19,968	4,971	267
Inventory finance	969	8,283	1,640	2,093	3,621	(7,314)	(2,652)
Auto finance	9,033	8,578	7,613	7,312	7,199	455	1,834
Other	1	3	2	21	2	(2)	(1)
Total non-accrual loans and leases	103,285	105,918	90,296	84,859	126,428	(2,633)	(23,143)
Other real estate owned	18,361	17,403	19,079	16,266	17,179	958	1,182
Total non-performing assets	$121,646	$123,321	$109,375	$101,125	$143,607	$(1,675)	$(21,961)

Non-accrual loans and leases as a percentage of total loans and leases	0.53%	0.56%	0.49%	0.46%	0.65%	(3) bps	(12)	bps
Non-performing assets as a percentage of total loans and leases and other real estate owned	0.63	0.65	0.59	0.54	0.74	(2)	(11)
Allowance for loan and lease losses as a percentage of non-accrual loans and leases	143.27	148.65	177.88	195.17	132.65	(538)	1,062

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Consolidated Capital Information (Unaudited)

	At or For the Quarter Ended					Change From
(Dollars in thousands, except per share data)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,		Mar. 31,
	2019	2018	2018	2018	2018	2018		2018
Dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15	—%		—%
Book value per common share	14.93	14.45	14.01	13.79	13.89	3.3		7.5
Tangible book value per common share(1)	13.86	13.38	12.96	12.73	12.84	3.6		7.9
Common equity to assets	10.02%	9.99%	10.21%	9.97%	10.06%	3	bps	(4)	bps
Tangible common equity to tangible assets(1)	9.37	9.32	9.51	9.28	9.37	5		—

Regulatory Capital:(2)
Common equity Tier 1 capital	$2,266,244	$2,224,183	$2,226,820	$2,186,528	$2,222,390	1.9%		2.0%
Tier 1 capital	2,459,132	2,408,393	2,412,869	2,375,210	2,414,838	2.1		1.8
Total capital	2,792,419	2,750,581	2,754,615	2,728,076	2,786,637	1.5		0.2

Common equity Tier 1 capital ratio	10.79%	10.82%	11.04%	10.60%	10.57%	(3)	bps	22	bps
Tier 1 risk-based capital ratio	11.71	11.72	11.96	11.51	11.49	(1)		22
Total risk-based capital ratio	13.30	13.38	13.66	13.22	13.26	(8)		4
Tier 1 leverage ratio	10.26	10.44	10.58	10.31	10.52	(18)		(26)

(1)	See "Reconciliation of GAAP to Non-GAAP Financial Measures" tables

(2)	March 31, 2019 amounts are preliminary pending completion and filing of the Company's regulatory reports

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)

Computation of adjusted diluted earnings per common share:

		Quarter Ended
		Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
(Dollars in thousands, except per share data)		2019	2018	2018	2018	2018
Net income available to common stockholders		$68,001	$83,158	$83,702	$56,255	$66,174
Less: Earnings allocated to participating securities		13	12	13	8	9
Earnings allocated to common stock	(a)	67,988	83,146	83,689	56,247	66,165
Plus: Merger-related expenses		9,458	—	—	—	—
Plus: Consumer Financial Protection Bureau ("CFPB")/Office of the Comptroller of the Currency ("OCC") settlement adjustment		—	—	—	32,000	—
Less: Related income tax expense		2,252	—	—	6,491	—
Adjusted earnings allocated to common stock	(b)	$75,194	$83,146	$83,689	$81,756	$66,165

Weighted-average common shares outstanding used in diluted earnings per common share calculation	(c)	162,427,823	163,878,805	165,533,225	166,857,640	169,997,146

Diluted earnings per common share	(a) / (c)	$0.42	$0.51	$0.51	$0.34	$0.39
Adjusted diluted earnings per common share	(b) / (c)	0.46	0.51	0.51	0.49	0.39

Computation of net charge-off rate excluding auto finance:

		Quarter Ended
		Mar. 31,	Dec. 31,	Mar. 31,
(Dollars in thousands)		2019	2018	2018
Net charge-offs	(a)	$18,654	$21,314	$14,151
Less: Auto finance net charge-offs		10,182	9,887	10,656
Total net charge-offs excluding auto finance net charge-offs	(b)	8,472	11,427	3,495

Average total loans and leases	(c)	$19,186,266	$18,554,629	$19,253,483
Less: Average auto finance loans		1,841,130	2,121,969	3,020,187
Average total loans and leases excluding auto finance loans	(d)	$17,345,136	$16,432,660	$16,233,296

Net charge-off rate(1)	(a) / (c)	0.39%	0.46%	0.29%
Net charge-off rate excluding auto finance net charge-offs(1)	(b) / (d)	0.20	0.28	0.09

(1)	Annualized

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited), Continued

Computation of adjusted return on average common equity, return on average tangible common equity and adjusted return on average tangible common equity:

		Quarter Ended
		Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
(Dollars in thousands)		2019	2018	2018	2018	2018
Net income available to common stockholders used in ROACE calculation	(a)	$68,001	$83,158	$83,702	$56,255	$66,174
Plus: Other intangibles amortization(1)		814	847	913	835	831
Less: Related income tax expense		194	198	220	201	199
Net income available to common stockholders used in ROATCE calculation	(b)	$68,621	$83,807	$84,395	$56,889	$66,806

Adjusted net income available to common stockholders:
Net income available to common stockholders		$68,001	$83,158	$83,702	$56,255	$66,174
Plus: Merger-related expenses		9,458	—	—	—	—
Plus: CFPB/OCC settlement adjustment		—	—	—	32,000	—
Less: Related income tax expense		2,252	—	—	6,491	—
Net income available to common stockholders used in adjusted ROACE calculation	(c)	75,207	83,158	83,702	81,764	66,174
Plus: Other intangibles amortization(1)		814	847	913	835	831
Less: Related income tax expense		194	198	220	201	199
Net income available to common stockholders used in adjusted ROATCE calculation	(d)	$75,827	$83,807	$84,395	$82,398	$66,806

Average balances:
Total equity		$2,579,250	$2,517,870	$2,511,983	$2,512,128	$2,580,920
Less: Non-controlling interest in subsidiaries		24,521	21,918	23,548	28,654	23,191
Total TCF Financial Corporation stockholders' equity		2,554,729	2,495,952	2,488,435	2,483,474	2,557,729
Less: Preferred stock		169,302	169,302	169,302	169,302	200,404
Average total common stockholders' equity used in ROACE calculation	(e)	2,385,427	2,326,650	2,319,133	2,314,172	2,357,325
Less: Goodwill, net		154,757	154,757	154,757	154,757	154,757
Less: Other intangibles, net(1)		20,102	20,931	21,798	22,672	23,274
Average tangible common stockholders' equity used in ROATCE calculation	(f)	$2,210,568	$2,150,962	$2,142,578	$2,136,743	$2,179,294

Adjusted average total common stockholders' equity:
Average total common stockholders' equity		$2,385,427	$2,326,650	$2,319,133	$2,314,172	$2,357,325
Plus: CFPB/OCC settlement adjustment to average total common stockholders' equity		—	—	—	4,205	—
Average total common stockholders' equity used in adjusted ROACE calculation	(g)	2,385,427	2,326,650	2,319,133	2,318,377	2,357,325
Less: Goodwill, net		154,757	154,757	154,757	154,757	154,757
Less: Other intangibles, net(1)		20,102	20,931	21,798	22,672	23,274
Average tangible common stockholders' equity used in adjusted ROATCE calculation	(h)	$2,210,568	$2,150,962	$2,142,578	$2,140,948	$2,179,294

ROACE(2)	(a) / (e)	11.40%	14.30%	14.44%	9.72%	11.23%
Adjusted ROACE(2)	(c) / (g)	12.61	14.30	14.44	14.11	11.23
ROATCE(2)	(b) / (f)	12.42	15.59	15.76	10.65	12.26
Adjusted ROATCE(2)	(d) / (h)	13.72	15.59	15.76	15.39	12.26

(1)	Includes non-mortgage servicing assets

(2)	Annualized

TCF FINANCIAL CORPORATION AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited), Continued

Computation of adjusted efficiency ratio:

		Quarter Ended
		Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
(Dollars in thousands)		2019	2018	2018	2018	2018
Non-interest expense	(a)	$253,075	$249,958	$246,423	$272,039	$245,980
Less: Merger-related expenses		9,458	—	—	—	—
Less: CFPB/OCC settlement adjustment		—	—	—	32,000	—
Adjusted non-interest expense	(b)	$243,617	$249,958	$246,423	$240,039	$245,980

Net interest income		$250,907	$248,888	$249,121	$250,799	$243,199
Non-interest income		107,026	128,133	116,445	114,103	112,204
Total revenue	(c)	$357,933	$377,021	$365,566	$364,902	$355,403

Efficiency ratio	(a) / (c)	70.70%	66.30%	67.41%	74.55%	69.21%
Adjusted efficiency ratio	(b) / (c)	68.06	66.30	67.41	65.78	69.21

Computation of tangible common equity to tangible assets and tangible book value per common share:

		At Mar. 31,	At Dec. 31,	At Sep. 30,	At Jun. 30,	At Mar. 31,
(Dollars in thousands, except per share data)		2019	2018	2018	2018	2018
Total equity		$2,645,845	$2,556,260	$2,528,012	$2,504,578	$2,550,950
Less: Non-controlling interest in subsidiaries		29,452	18,459	21,154	23,646	28,437
Total TCF Financial Corporation stockholders' equity		2,616,393	2,537,801	2,506,858	2,480,932	2,522,513
Less: Preferred stock		169,302	169,302	169,302	169,302	169,302
Total common stockholders' equity	(a)	2,447,091	2,368,499	2,337,556	2,311,630	2,353,211
Less: Goodwill, net		154,757	154,757	154,757	154,757	154,757
Less: Other intangibles, net(1)		19,704	20,518	21,364	22,247	23,112
Tangible common stockholders' equity	(b)	$2,272,630	$2,193,224	$2,161,435	$2,134,626	$2,175,342

Total assets	(c)	$24,418,715	$23,699,612	$22,904,785	$23,184,462	$23,385,052
Less: Goodwill, net		154,757	154,757	154,757	154,757	154,757
Less: Other intangibles, net(1)		19,704	20,518	21,364	22,247	23,112
Tangible assets	(d)	$24,244,254	$23,524,337	$22,728,664	$23,007,458	$23,207,183

Common stock shares outstanding	(e)	163,951,155	163,923,227	166,812,524	167,684,971	169,415,834

Common equity to assets	(a) / (c)	10.02%	9.99%	10.21%	9.97%	10.06%
Tangible common equity to tangible assets	(b) / (d)	9.37	9.32	9.51	9.28	9.37

Book value per common share	(a) / (e)	$14.93	$14.45	$14.01	$13.79	$13.89
Tangible book value per common share	(b) / (e)	13.86	13.38	12.96	12.73	12.84

(1)	Includes non-mortgage servicing assets

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